                                                                    EXHIBIT 10.9


                           CODISTRIBUTION AGREEMENT



     This CODISTRIBUTION AGREEMENT ("Agreement"), effective as of December 31, 1997 (the "Effective Date"), contains the understandings and agreement of GeoCities ("GeoCities") and Yahoo! Inc. ("Yahoo") with regard to a strategic alliance between such parties.

SECTION 1:  RESPONSIBILITIES OF PARTIES.
---------------------------------------

1.1 GeoCities manages and operates a community-based free web page hosting service and web site, www.geocities.com (the "GeoCities Properties"). GeoCities agrees to offer the GeoCities Properties to registered users of www.yahoo.com (the "Yahoo Property"). Collectively, registered users of the Yahoo Property are referred to herein as "Yahooville Members"; registered users of GeoCities Properties are referred to herein as "Homesteaders", and registered users of both the Yahoo Property and GeoCities Properties are referred to herein as "Yahooville Homesteaders". GeoCities will use and make available to Yahooville Members GeoCities technology, publishing and community building tools, as set forth in Exhibit A attached hereto, which
                                               ---------
     shall at all times be at the same level with respect to nature, quality, feature, functionality and performance that GeoCities makes such technology, publishing and community building tools available to other members of GeoCities Properties. At all times GeoCities shall offer free Web page hosting services reasonably competitive with those offered by other leading providers of such services.

1.2 GeoCities will be Yahoo's Premier third party, branded partner providing free, personal, non-commercial web page hosting services to Yahooville Members from the Yahoo Property. For purposes of this Agreement, the phrase "Yahoo's Premier", with respect to GeoCities' rights shall mean, substantially as shown in Exhibit F (as such exhibit may be amended from
                               ---------
     time to time at Yahoo's sole discretion and upon notice to GeoCities), but in no event less than: [***]. Yahoo will have the ability to list other free web page hosting services [***]. In the event that Yahoo decides to provide its own, proprietary, personal, non-commercial web page hosting services to Yahoo users, then GeoCities will have the option of terminating this Agreement without penalty referenced in Section 6.2, 6.3, or otherwise.


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1.3  Links to Yahoo's thematic content and the Yahoo brand will be displayed in a GeoCities Premier Location on each of the main "neighborhood" and "topic" pages, or future manifestations or successors thereof, of the various GeoCities Properties thematic neighborhoods. For purposes of this Agreement, the phrase "GeoCities Premier Location" shall mean, at a minimum, prominently featured, typically in a central location, within the top two-thirds of each relevant page of the GeoCities Properties, and in any event consistent with other featured programs offered on GeoCities Properties, as set forth in Exhibit B attached hereto, as such exhibit may
                                 ---------
     be amended from time to time at GeoCities' sole discretion, consistent with the requirements stated above in this Section 1.3, and upon notice to Yahoo. In addition, as possible, GeoCities and Yahoo will cooperate to establish Yahoo-branded, value-added programming services in windows on the GeoCities Properties.

1.4 At the "topic" page of each GeoCities "neighborhood" or future manifestations or successors thereof, GeoCities will make available a button or mark (the "Yahooville Button") for dynamic sub-aggregation of Yahooville Homesteader in the GeoCities Properties. The Yahooville Button will be mutually agreed by the parties, will include appropriate identification that the Yahooville Homesteader are registered users of Yahoo Property, and, at a minimum, will conform to GeoCities' specifications with respect to placement and size, and to Yahoo's specifications with respect to graphical design and content. Yahoo will be responsible for providing the graphical design and content for such Yahooville Button. Such specifications, placement, size, and graphical design shall be substantially as set forth in Exhibit C attached hereto.
                                                   ---------

1.5 Each Yahooville Member who chooses to build a homepage on GeoCities will be provided, and will retain, a Yahooville Members' mark or designation substantially similar in size, placement and character to that set forth in Exhibit D attached hereto.
     ---------

1.6  GeoCities members will be offered association with Yahoo in two fashions:
     [***]. In any event, GeoCities Homesteaders [***].

1.7 GeoCities and Yahoo will mutually agree upon a "Welcome Yahooville Members to GeoCities" jump page (hosted on Yahoo), that is co-authored and co-branded by the parties, and which provides a smooth transition from the Yahooville Members profile page to GeoCities. The parties agree that no third party advertisements, third party offers,


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

     or third party links will be contained on such jump pages or shall be presented to Yahooville Members until registration is complete and such member is part of the GeoCities Community. GeoCities agrees that it will not specifically target in any way any soliciting, advertising, promotional or marketing activities or materials to Yahooville Members on GeoCities Properties on the basis of such person's status as a Yahooville Member.
     The parties agree that GeoCities may offer an option to Yahooville Homesteaders to register for other services and products at the end of the registration form on GeoCities Properties; provided, however, that such
                                                --------  -------
     other products and services are not competitive with Yahoo's services, and only once such Yahooville Members have completed registration as a GeoCities Homesteader. To accomplish the foregoing, GeoCities may place a button or text link that links to an offer for GeoCities services.

1.8 Any substantial reduction in the features, quality, or functionality of the GeoCities Properties offered to Yahooville Homesteaders will be agreed upon between the parties.

1.9 GeoCities and Yahoo will jointly agree on an equal "value" of banner inventory on each respective service to be allocated solely for the purpose of cross-promotion of the relationship set forth in this Agreement. The parties agree that the first period to set "value'" will be [***] after the implementation date. Thereafter, "value" will be determined on a [***] basis. For purposes of this Agreement, the term "value" shall mean the value of such banner inventory as reflected in each party's then-current rate card, as set independently by each party.

1.10 GeoCities will have the ability to sell and retain [***]% of the revenue from inventory on GeoCities Properties associated with all Yahooville Members who join GeoCities Properties.

1.11 Each party hereto agrees to identify one to two employees to act as contacts and to work as reasonably required under this Agreement.

1.12 GeoCities shall submit "featured Homestead Pages" from the GeoCities Properties to Yahoo for inclusion, subject to Yahoo's ultimate editorial control, in the Yahoo Property. GeoCities shall also provide suggestions to Yahoo regarding the appropriate placement of such featured Homestead Pages in the Yahoo Property, including suggestions for specific categories within the Yahoo Property. The parties will discuss additional placement of such featured Homestead pages in the Yahoo Property on a periodic basis.

SECTION 2:  ADDITIONAL RESPONSIBILITIES OF YAHOO.
------------------------------------------------

2.1 Yahoo will market the GeoCities free web page hosting services in a premier position from the Yahooville Members Profile page and, at its sole discretion, from other areas of Yahoo Property, substantially in the manner set forth in Exhibit F attached hereto. The
                  ---------


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June 29, 1998                          3                            CONFIDENTIAL
     parties will discuss additional exposure for GeoCities to the Yahoo members on a periodic basis.

2.2 Yahoo will become GeoCities' Premier provider of navigational and directory services (including , without limitation, content buttons/links to specific content directories or aggregation points). For purposes of this Agreement, the phrase "GeoCities' Premier", with respect to Yahoo's rights shall mean:
     (i) prominently featured within the top two-thirds of each page within GeoCities Properties (the "Section 2.2 GeoCities Premier Location"); and
     (ii) no third party navigational or directory service will be offered in such Section 2.2 GeoCities Premier Location, except for banner advertising;
                                                  ------
     provided, however, that GeoCities may include [***] in such Section 2.2
     --------  -------
     GeoCities Premier Location, solely to the extent that each such reference or link to [***] appears below any reference to the Yahoo Property. GeoCities will have the ability to provide other search and directory services in a location outside the Section 2.2 GeoCities Premier Location (i.e., in the lower one third of a page). In the event that GeoCities obtains a replacement service to [***], then said service shall appear outside the GeoCities Premier Location.

2.3 Yahoo will provide a GeoCities-specific value added programming module on the My Yahoo! content page for GeoCities Homesteaders who elect the My Yahoo! service, as set forth in Exhibit G attached hereto.
                                     ---------

2.4 Both Yahoo and GeoCities will be responsible for tracking the number of registered users each party has distributed to the other. Within [***] days after the date that is [***] after the Implementation Date, and within [***] days after the end of each [***] thereafter, each party shall deliver to the other party a written report setting forth the number of registered users distributed to such other party during such reporting period. For purposes of this Agreement, the "Implementation Date" shall mean the registration date of the first Yahooville Homesteader.

2.5 Each party hereto shall solely be responsible for providing all levels of customer support to users of its services and properties.

2.6 Yahoo agrees that it will not knowingly and specifically target in any way on behalf of any third party any soliciting, advertising, promotional or marketing activities or materials to Yahooville Homesteaders based on such person's status as a Yahooville Homesteader.

SECTION 3:  INTERNATIONAL; COMMERCIAL OFFERING.
----------------------------------------------

3.1 If Yahoo chooses to provide third party international free personal, non-commercial web page hosting services similar in scope and nature to that described in this Agreement, in the local language from other than from the Yahoo Property, Yahoo will, prior to approaching any third party with respect thereto, deliver to GeoCities a written notice describing such services and Yahoo's reasonable business requirements for the


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     opportunity. At GeoCities' discretion, the parties will use good-faith efforts to negotiate and execute a written amendment to this Agreement to include such services under reasonable terms and conditions. If GeoCities declines to commence negotiations regarding any services within fifteen
     (15) days after receiving such written notice from Yahoo, or if the parties fail to reach agreement within thirty (30) days following the commencement of good faith negotiations (or such later date as is agreed by the parties), Yahoo may offer such opportunity to any third party.

3.2 If Yahoo chooses to [***]. At GeoCities' discretion, the parties will [***]. If GeoCities [***] within fifteen (15) days after receiving such written notice from Yahoo, or if [***], Yahoo may [***].

SECTION 4:  OWNERSHIP; CUSTOMER INFORMATION.
-------------------------------------------

4.1 As between GeoCities and Yahoo, customer information and the content created or supplied by those customers will be the property of the respective party. Specifically, as between GeoCities and Yahoo, Yahooville Members' profiles will be the property of Yahoo, and GeoCities' homepage content and GeoCities' Homesteaders' profiles will be the property of GeoCities, regardless of the origination of the member.

4.2 Yahoo and GeoCities will provide an automated mechanism for communicating registration information (name, zip code, email) to the other service for members joining the Yahoo Property from GeoCities Properties and for the members joining GeoCities Properties from the Yahoo Property.

SECTION 5:  EXCLUSIVITY.
-----------------------

5.1  [***]


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5.2  [***]

5.3 GeoCities reserves the right to pursue an OEM strategy with any site not on the Exclusion List set forth in Section 5.1, except with respect to [***],
                                                  ------
     solely under the terms set forth in Section 5.4 hereto. An OEM strategy would include, but not be limited to, providing free home page community services to the OEM customer for a fee. GeoCities shall not pursue an OEM strategy, or provide any free or fee web page creation, hosting, or similar services to any site or property controlled by, under common control with or controlling, branded, or co-branded by, any party on the Exclusion List, except with respect to [***] as set forth in Section 5.4.
     ------

5.4 As part of the GeoCities OEM strategy, GeoCities will be permitted to provide free web page hosting services to [***], on the [***] site. Such service may be provided as a co-branded [***]/GeoCities service on the [***] site, hosted by or for [***], with the [***] look and feel; provided,
                                                                       --------
     however, that such service or such [***] community members is not
     -------
     integrated with GeoCities Properties, and provided, further, that GeoCities
                                               --------  -------
     may provide a link to the [***] Community from the GeoCities Properties only after presentation of the GeoCities Properties. In the event that GeoCities implements an OEM relationship with [***], Yahoo shall have the right to enter into negotiations with GeoCities for the purpose of entering into an OEM relationship with GeoCities. If the parties successfully conclude such negotiations, the agreement resulting therefrom shall supersede this Agreement.

SECTION 6:  TERM AND TERMINATION; AUDIT RIGHTS; SURVIVAL.
--------------------------------------------------------

6.1 The Initial Term of this Agreement shall be through [***]. The Agreement shall automatically be renewed for subsequent [***] renewal terms (the "Renewal Terms") unless either party delivers to the other party written termination notice at least ninety (90) days prior to the end of such Initial Term or any Renewal Term then in effect. Neither party may terminate this Agreement during the Initial Term or a Renewal Term, except
                                                                         ------
     for breach by the other party which remains uncured for thirty (30) days after written notice to the branching party, or pursuant to Section 6.3.


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6.2  If GeoCities directly or indirectly is acquired by, merged or combined with, or if all of substantially all of the assets of GeoCities are acquired by, or if more than fifty percent (50%) of the voting power of GeoCities is acquired by, (any of the above aforementioned events being referred to as an "Acquisition") [***] or any subsidiaries thereof during the Initial Term, GeoCities will pay Yahoo a "user factor" of: (i) $[***] per reasonably identifiable unique user; multiplied by (ii) the total distribution of Yahooville Members to GeoCities. Thereafter, during any effective Renewal Term, upon an acquisition by the companies listed in this
     Section 6.2 or any subsidiaries thereof, GeoCities will pay Yahoo a "user factor" of: (a) $[***] per reasonably identifiable unique user; multiplied by (b) the discrepancy in cross-distribution (rather than the total distribution)/1/ over the [***] period immediately preceding the effective date of such Acquisition. Yahoo will have the right to terminate this agreement if GeoCities is acquired by the above companies, and the payment will be in effect only if Yahoo elects to terminate the agreement. All such payments under this Section 6.2 shall be payable net thirty (30) days after the effective date of such termination, and shall be accompanied by a written report setting forth the basis for such payments.

6.3 Each party shall maintain complete and accurate records in accordance with generally accepted methods of accounting relating to the number of unique users, pursuant to this Agreement, for three (3) years after the last payment is due under this Agreement. An independent "Big Six" accounting firm retained by one party (the "Auditing Party") shall have access to such records of the other party (the "Audited Party"), no more frequently than once per calendar year, upon reasonable notice and during normal business hours, for purposes of auditing the number of unique users set forth in Sections 6.2 hereto, for so long as such records are required to be maintained. The Auditing Party shall pay the expenses of the accounting firm, unless the number of unique users determined by the accounting firm
           ------
     varies by an excess of ten percent (10%) of the number of unique users reported by the Audited Party over the prior twelve (12) month period or the life of this Agreement (whichever is shorter), in which case the Audited Party shall promptly pay the Auditing Party the accounting firm's reasonable fees for such audit, and shall promptly pay any amounts owed by the Audited Party to the Auditing Party based on such number of unique users.

6.4 The following terms and conditions shall survive the expiration or termination of this Agreement: Sections 2.5, 4.1, 6.3 (solely as stated), 7.1, 7.2, 7.3, 7.5, 8, 9.1, and 9.2.


_________________
/1/ By way of example, but not limitation, in the event that 100 more Yahoo members become Yahooville Members than GeoCities homesteaders become Yahooville Members then, upon termination under this Section 6.2, GeoCities shall pay to Yahoo a fee of $[***] (100), or $[***].


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June 29, 1998                          7                            CONFIDENTIAL

SECTION 7:  INDEMNITY; REPRESENTATIONS AND WARRANTIES.
-----------------------------------------------------

7.1 GeoCities, at its expense, will indemnify, defend and hold harmless Yahoo, its employees, officers, directors, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against Yahoo or such persons or entities based on or arising from a claim: (i) that any technology, software, authoring tool, trademark, trade name, service mark, service name or other brand feature, any material, content, information, product or service produced, distributed, presented offered or publicized through or on the GeoCities Properties or any other web site owned or operated by GeoCities (whether created by GeoCities or any other person, including, without limitation, homesteaders or other users of GeoCities Properties) infringes in any manner any patent, copyright, trademark, trade secret or any other intellectual property right of any third party, is or contains any material or information that is obscene, defamatory, libelous, slanderous, or that violates any law or regulation, or that otherwise violates any rights of any person or entity, including, without limitation, rights of publicity, privacy or personality, or has otherwise resulted in any consumer fraud, product liability, tort, breach of contract, injury, damage or harm of any kind to any third party; or (ii) based on breach of any representation or warranty set forth in Section 7.3; provided, however,
                                                              --------  -------
     that such indemnification shall not apply to any claims which arise out of or result from any claim based on or arising from any data, content, or other materials provided by Yahoo to GeoCities hereunder; and provided,
                                                                   --------
     further, that in any such case: (x) Yahoo provides GeoCities with prompt
     -------
     notice of any such claim; (y) Yahoo permits GeoCities to assume and control the defense of such action upon GeoCities' written notice to Yahoo of its intention to indemnify; and (z) upon GeoCities' written request, and at no expense to Yahoo, Yahoo will provide to GeoCities all available information and assistance necessary for GeoCities to defend such claim. GeoCities will not enter into any settlement or compromise of any such claim without Yahoo's prior written consent, which shall not be unreasonably withheld, unless such settlement or compromise includes a complete release of all
     ------
     claims against and liability for Yahoo. GeoCities will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by Yahoo in connection with or arising from any such claim, suit, action or proceeding.

7.2 Yahoo, at its expense, will indemnify, defend and hold harmless GeoCities, its employees, officers, directors, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against GeoCities or such persons or entities based on or arising from a claim:
     (i) that any technology, software, authoring tool, trademark, trade name, service mark, service name or other brand feature, any material, content, information, product or service produced, distributed, presented offered or publicized through or on the Yahoo Property or any other web site owned or operated by Yahoo (whether created by Yahoo or any other person), infringes in any manner any patent, copyright, trademark, trade secret or any other intellectual property right of any

June 29, 1998                          8                            CONFIDENTIAL
     third party, is or contains any material or information that is obscene, defamatory, libelous, slanderous, or that violates any law or regulation, or that otherwise violates any rights of any person or entity, including, without limitation, rights of publicity, privacy or personality, or has otherwise resulted in any consumer fraud, product liability, tort, breach of contract, injury, damage or harm of any kind to any third party; or (ii) based on breach of any representation or warranty set forth in Section 7.3; provided, however, that such indemnification shall not apply to any claims
     --------  -------
     which arise out of or result from any claim based on or arising from any data, content, or materials provided by GeoCities to Yahoo hereunder; and provided, however, that in any such case: (x) GeoCities provides Yahoo with
     --------  -------
     prompt notice of any such claim; (y) GeoCities permits Yahoo to assume and control the defense of such action upon Yahoo's written notice to GeoCities of its intention to indemnify; and (z) upon Yahoo's written request, and at no expense to GeoCities, GeoCities will provide to Yahoo all available information and assistance necessary for Yahoo to defend such claim. Yahoo will not enter into any settlement or compromise of any such claim without Yahoo's prior written consent, which shall not be unreasonably withheld, unless such settlement or compromise includes a complete release of all
     ------
     claims against and liability for GeoCities. Yahoo will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by GeoCities in connection with or arising from any such claim, suit, action or proceeding.

7.3 Each party to this Agreement represents and warrants to the other party that the execution of this Agreement by such party, and the performance by such party of its obligations and duties hereunder, do not and will not violate any agreement to which such party is a party or by which it is otherwise bound.

7.4 GeoCities agrees that it shall maintain policies that are substantially and effectively similar to its current policies with respect to publicity, privacy, libel, slander, obscenity, and any complaints arising out of or relating to all content on the GeoCities Properties.

7.5 EXCEPT FOR THE OBLIGATIONS PURSUANT TO SECTIONS 7.1, 7.2, AND 8, UNDER NO CIRCUMSTANCES SHALL GEOCITIES, YAHOO, OR ANY AFFILIATE THEREOF BE LIABLE TO ANOTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES ARISING FROM THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

SECTION 8:  CONFIDENTIALITY.
---------------------------

8.1 GeoCities and Yahoo hereby acknowledge that each of them may have access to confidential and proprietary information which relates to the other party's business (the "Confidential Information"). Such information shall be
                    ------------------------
     identified as confidential at the time of disclosure. Each party agrees to preserve and protect the confidentiality of the

June 29, 1998                          9                            CONFIDENTIAL

     Confidential Information and not to disclose any applicable Confidential Information without the prior written consent of the other party; provided,
                                                                       --------
     however, that any party hereto may disclose to any other party any
     -------
     information which is: (i) already publicly known; (ii) discovered or created independently of any involvement with such party; (iii) otherwise learned through legitimate means other than from such party; (iv) independently created by the receiving party without reference to the other party's Confidential Information; or (v) required by law or regulation to be disclosed; provided, however, that the party disclosing such
                   --------  -------
     Confidential Information under this Section 8.1(v) shall provide reasonable prior notice thereof to the other party. Moreover, any party hereto may disclose any Confidential Information hereunder to such party's agents, attorneys and other representatives or any court or competent jurisdiction or any other party empowered hereunder as reasonably required to resolve any dispute between the parties hereto. The parties agree that the existence of this Agreement is not Confidential Information under this
     Section 8.1; provided, however, that the terms and conditions of this
                  --------  -------
     Agreement are expressly considered Confidential Information under this
     Section 8.1.

SECTION 9:  MISCELLANEOUS.
-------------------------

9.1  Notices.  All notices, requests and other communications called for by this
     -------
     Agreement shall be deemed to have been given immediately if made by telecopy or electronic mail (confirmed by concurrent written notice sent first class U.S. mail, postage prepaid), if to Yahoo at 3400 Central Expressway, Suite 201, Santa Clara, CA 95051, Fax: (408) 731-3301
     Attention: Vice President (e-mail: jmallett@yahoo.com), with a copy to its General Counsel (e-mail:jplace@yahoo.com), and if to GeoCities at the physical and electronic mail addresses set forth on the signature page of this Agreement, or to such other addresses as either party shall specify to the other. Notice by any other means shall be deemed made when actually received by the party to which notice is provided.

9.2  Miscellaneous Provisions.  All references by name to sections, areas, or
     -------------------------
     portions of the Yahoo Property refer to such sections, areas, or portions as of the Effective Date, as well as any revisions, additions, substitutions, replacements, or reclassifications made thereafter with respect to such sections, areas, or portions. For purposes of example, and without limiting the generality of the preceding sentence, a change in designation of a portion of the Yahoo Property or GeoCities Properties identified herein shall not relieve Yahoo or GeoCities of any of its obligations or rights with respect to such portion. This Agreement will bind and inure to the benefit of each party's permitted successors and assigns. Neither party may assign this Agreement, in whole or in part, without the other party's written consent. Any attempt to assign this Agreement other than in accordance with this provision shall be null and void. This Agreement will be governed by and construed in accordance with the laws of the State of California, without reference to conflicts of laws rules, and without regard to its location of execution or performance. If any provision of this Agreement is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible, and the other provisions of this Agreement will remain in force. Neither this Agreement, nor any terms and conditions contained herein may be construed as creating or constituting a partnership, joint venture or agency

June 29, 1998                         10                            CONFIDENTIAL
     relationship between the parties. No failure of either party to exercise or enforce any of its rights under this Agreement will act as a waiver of such rights. This Agreement and its exhibits are the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior agreements, communications, and understandings, both written and oral, regarding such subject matter, including without limitation, the Yahoo! Inc. Link Agreement, effective as of August 1, 1997. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties. The prevailing party in any claim or action brought by one party against the other party shall be entitled to full reimbursement of all of its reasonable attorneys fees and expenses incurred in connection with such claim or action.

9.3 The parties will cooperate to create any and all appropriate public announcements relating to the relationship set forth in this Agreement. Neither party shall make any public announcement regarding the content of this Agreement without the other party's prior written approval and consent.

     This Codistribution Agreement has been executed by the duly authorized representatives of the parties, effective as of the Effective Date.

YAHOO! INC.                                  GEOCITIES

By: /s/ Tim Koogle                           By: /s/ David Bohnett
   ------------------------------               ----------------------------
   Name: Tim Koogle                             Name: David Bohnett

Title: President & CEO                       Title: CEO

Address:                                     Address:

Attn:  Senior VP, Business Operations        Attn: David Bohnett &
                                                   Stephen Hansen

3400 Central Expressway, Suite 201
Santa Clara, CA 95051                        1918 Main Street, 3rd Floor
Tel.: (408) 731-3300                         Santa Monica, CA  90405
Fax:  (408) 731-3302                         Tel: (310) 664-6500
e-mail: jmallett@yahoo.com                   Fax: (310) 664-6521
                                             email: dbohnett@geocities.com &
                                                    shansen@geocities.com

June 29, 1998                         11                            CONFIDENTIAL